UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06223

Legg Mason Tax-Free Income Fund

Name of Fund:

100 Light Street, Baltimore, MD 21202
Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1.	Report to Shareholders

Legg Mason

Maryland Tax-Free Income Trust

Investment Commentary and Annual Report to Shareholders March 31, 2009

ii	Investment Commentary

Legg Mason Maryland Tax-Free Income Trust

Total returns for the Fund for various periods ended March 31, 2009 are presented below, along with those of comparative indices:

	Six Months	One Year	Average Annual Total Returns
			Five Years	Ten Years	Since Inception
Without Sales Charges
Class A*	+4.26%	+2.46%	+2.86%	+4.03%	+5.38%
Class C	N/A	N/A	N/A	N/A	+0.53%
Institutional Class	+4.32%	N/A	N/A	N/A	+1.58%
Barclays Capital Municipal Bond IndexA	+5.00%	+2.27%	+3.21%	+4.60%	+5.97%
Lipper Maryland Municipal Debt Funds Category AverageB	+0.54%	–2.82%	+1.69%	+3.23%	+5.05%

With Sales Charges
Class A*	–0.19%	–1.92%	+1.98%	+3.58%	+5.13%
Class C	N/A	N/A	N/A	N/A	–0.47%
Institutional Class	+4.32%	N/A	N/A	N/A	+1.58%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that the C and Institutional Classes have been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 4.25%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of the A, C and Institutional Classes are May 1, 1991, February 5, 2009 and July 30, 2008, respectively. The Index return is for the period beginning April 30, 1991. The Lipper return is for the period beginning April 30, 1991. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for the A, C and Institutional Classes were 0.86%, 1.41% and 0.71%, respectively, as indicated in the Fund’s most current prospectus dated February 1, 2009. These expenses include management

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	iii

fees, 12b-1 distribution and service fees and other expenses. As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.70% for Class A shares, 1.25% for Class C shares and 0.45% for the Institutional Class. These voluntary waivers are expected to continue until August 1, 2009, but may be terminated at any time.

* Prior to February 1, 2009, Class A was known as the Primary Class. In addition, on February 1, 2009, the class lowered its 12b-1 fee and began to charge an initial sales charge on sales made on and after that date.

Fixed-income investors continued to face a difficult environment. Each sector of the market had unique challenges to navigate, and government intervention created an uncertainty that is hard to model and renders past market history somewhat irrelevant. Over the past year, historic and untested strategies were utilized to fight the credit crunch and combat the global economic meltdown. Most notably, the Federal Reserve Board (“Fed”)C lowered the federal funds rateD to a record low range of zero to 0.25%. In addition, the Federal Open Market Committee (“FOMC”)E finally embarked on an unconventional “credit easing” campaign that involves buying fixed-income securities such as Treasuries and mortgage-backed bonds in the secondary market to manipulate interest rates lower. Meanwhile, the U.S. Department of the Treasury rolled out the framework of a much-anticipated investment plan that will attempt to remove “toxic assets” from bank balance sheets which are perceived to be hindering loan creation. An additional program was finally launched to revive the securitization market, which facilitates lending to consumer sectors such as automobiles, among others. On the fiscal front, the American Recovery and Reinvestment Act created a $787 billion stimulus package that includes targeted tax relief, infrastructure spending and aid to distressed state and local governments.

The stimulus funds provided a needed boost to the municipal market. Facing an estimated $200 billion deficit over the next two fiscal years, states were preparing draconian cuts in order to balance their budgets, as most are required to do by constitution or statute. The damage to the economy would have been devastating and somewhat unquantifiable. Economic activity generated by local governments accounts for approximately 15% of U.S. gross domestic product (“GDP”)F, and municipalities and their agencies are major employers within their respective jurisdictions. In addition, most local infrastructure (roads, water and sewer, etc.) is funded and constructed on the local government level, as is a large portion of social programs such as Medicaid. Given the municipal bond market is the only meaningful avenue for local governments to raise capital for projects, continued dysfunction and lack of market access would negatively impact the life of every American, and make it difficult for an economic recovery to take hold. Due to the importance of stabilizing local government finances, we believed it was likely that aid to the states would be a consequential part of the stimulus package. While the form of aid was as we expected (primarily heavy infrastructure spending and an increase in the federal share of Medicaid costs), the size of the plan far exceeded our projections. In fact, approximately $227 billion of the entire $787 billion package will eventually be filtered through municipalities in various

The Investment Commentary is not a part of the Annual Report to Shareholders.

iv	Investment Commentary

forms. While still not a panacea for cash-strapped states with large structural deficits like New York and California, we believe it will buy time for the economy to recuperate and allow economically-sensitive sales and income tax receipts to recover.

R. Scott Pierce, CFA

April 15, 2009

Investment risks: All investments involve risk, including the loss of principal. Bonds are subject to a variety of risks including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment.

As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Maryland Tax-Free Income Trust and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Maryland Tax-Free Income Trust or Legg Mason Investor Services, LLC as to its accuracy or completeness. Please note that an investor cannot invest directly in an index.

A	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Maryland Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

D

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

E

The Federal Open Market Committee (“FOMC”) is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

F	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

N/A — Not applicable.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Annual Report to Shareholders

Legg Mason

Maryland Tax-Free Income Trust

March 31, 2009

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Maryland Tax-Free Income Trust’s annual report for the year ended March 31, 2009.

The following table summarizes key statistics for the Fund for periods ended March 31, 2009:

	Total Returns (excluding sales charges)		Net Asset Value Per Share
	Six Months	Twelve Months
Class A*	+4.26%	+2.46%	$15.58
Institutional Class	+4.32%	N/A	$15.58

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return, yield and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sale charges were reflected, the performance would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance information for the twelve-month period is not provided for the Institutional Class as this share class commenced operations on July 30, 2008.

Performance of Class C shares is not shown because this share class commenced operations on February 5, 2009.

The 30-Day SEC Yields for the period ended March 31, 2009 for the A, C and Institutional Classes were 3.91%, 3.37% and 4.14%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for the A, C and Institutional Classes would have been 3.08%, 2.39% and 1.60%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

* Prior to February 1, 2009, Class A was known as the Primary Class. In addition, on February 1, 2009, the class lowered its 12b-1 fee and began to charge an initial sales charge on sales made on and after that date.

Further information about the Fund’s performance is shown in the Performance Information section within this report.

2	Annual Report to Shareholders

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended March 31, 2009 are included in this report.

The Fund may purchase only securities which have received investment grade ratings from Moody’s Investors Service or Standard & Poor’s or which are judged by the investment adviser to be of comparable quality. Moody’s ratings for the portfolio as of March 31, 2009 are:

Maryland Tax-Free Income Trust
Aaa	35.7%
Aa	24.9%
A	23.9%
Baa	12.6%
Cash	2.9%

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

This is my first letter to you as Chairman of the Fund. In November, the Fund’s Board of Directors elected David Odenath as President and me as Chairman of the Board of Directors of the Fund. At that meeting, Jack Curley, who served as Chairman of all the Legg Mason Funds, retired after many years of exemplary service. Jack embodied the finest qualities of a good chairman; he was ethical, hard-working and perceptive. He had a deep understanding of mutual fund issues and always acted in the shareholders’ best interests. I have big shoes to fill and I will work hard to do so. We wish Jack all the best and thank him for his many years of service.

Sincerely,
Mark R. Fetting Chairman	David Odenath President

May 19, 2009

Annual Report to Shareholders	3

Management’s Discussion of Fund Performance

Legg Mason Maryland Tax-Free Income Trust

Total returns, excluding sales charges, for the Fund for periods ended March 31, 2009 are presented below, along with those of comparative indices:

	Six Months	Twelve Months
Class A*	+4.26%	+2.46%
Institutional Class	+4.32%	N/A
Barclays Capital Municipal Bond IndexA	+5.00%	+2.27%
Lipper Maryland Municipal Debt Funds Category AverageB	+0.54%	–2.82%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance data quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance information for the twelve-month period is not provided for the Institutional Class as this share class commenced operations on July 30, 2008.

Performance of Class C shares is not shown because this share class commenced operations on February 5, 2009.

* Prior to February 1, 2009, Class A was known as the Primary Class. In addition, on February 1, 2009, the class lowered its 12b-1 fee and began to charge an initial sales charge on sales made on and after that date.

As concerns about the overall credit quality of the tax-free market abated in February 2009, municipals staged a strong rally, with yields approximately 150 basis pointsC (“bps”) lower than what we saw during the tumultuous fourth quarter of 2008. With municipalities regaining access to the market at more favorable terms toward the end of the reporting period, issuance picked up nationally, which halted the advance in prices somewhat. We became more cautious in our approach as a result, primarily because rates were lower, but also because we were a relatively aggressive buyer during the attractive interest rate environment that prevailed in the fourth quarter of 2008. At that time, heavy government intervention had succeeded in bringing down interest rates on taxable fixed-income securities, while support for the municipal bond market remained unclear. The lack of clarity combined with forced selling by insurance companies, hedge funds, and certain mutual funds to create the highest relative yields versus

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Legg Mason Maryland Tax-Free Income Trust

Treasuries ever recorded, and absolute yields approached the highest of the current decade. Believing most of the factors causing dysfunction within the market were temporary, we extended the average maturity of the Fund throughout the market sell-off to lock in the prevailing yields.

For the twelve months ended March 31, 2009, Class A shares of Legg Mason Maryland Tax-Free Income Trust, excluding sales charges, returned 2.46%. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 2.27% for the same period. The Lipper Maryland Municipal Debt Funds Category Average returned -2.82% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

The drivers of performance were nearly identical to last year. Higher-quality issues were the best performers as credit spreads widened for lower-rated issuers to unprecedented levels. Insured bonds continued to perform poorly as the threat of credit downgrades among the insurance companies became a reality. We remained committed to a high-quality portfolio (AA average quality) and had a relatively low weighting to insured bonds (16% of Fund assets), which provided stability during the weakening credit environment. In addition, shorter maturity bonds fared better than longer maturities, reflecting the aggressive interest rate cuts by the Federal Reserve Board (“Fed”)D and heavy buying by retail investors, who historically favor shorter maturities. The Fund continued to maintain a meaningful weighting to Pre-refundedE and Escrowed municipals of short maturity and the highest quality, which offset some of our longer maturity holdings that did not perform as well in the steepening yield curveF environment. Our sector positioning overall was accretive to performance. Heavy weightings to the aforementioned Escrowed and Pre-refunded bonds, tax-backed debt, and essential service revenue issues for Water and Sewer authorities performed well. Similar to last year, Health Care issues negatively impacted performance due to profitability concerns stemming from reimbursement pressures and declining volumes as patients defer elective surgeries. The Higher Education sector likewise detracted from our results, as declining endowment values pressured the entire sector.

R. Scott Pierce, CFA

April 15, 2009

Annual Report to Shareholders	5

Past performance is no guarantee of future results.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

A	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 36 funds for the six-month period and among the 34 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

C	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

D

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

E

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

F	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

N/A — Not applicable.

6	Annual Report to Shareholders

Expense Example

Legg Mason Maryland Tax-Free Income Trust

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

For Class A† and Institutional Class shares, the example is based on an investment of $1,000 invested on October 1, 2008 and held through March 31, 2009; For Class C shares, the example is based on an investment of $1,000 invested on February 5, 2009 (commencement of operations) and held through March 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples, with the 5% hypothetical examples that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009 for each class, even though the Class C shares, did not begin operations until February 5, 2009. The ending values assume dividends were reinvested at the time they were paid.

†	On February 1, 2009, Primary Class shares were renamed Class A shares.

Annual Report to Shareholders	7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads). Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (see footnotes below)		Ending Account Value 3/31/09	Expenses Paid During the Period (see footnotes below)
Class A†:
Actual	$1,000.00	A	$1,042.60	$3.56	B
Hypothetical (5% return before expenses)	$1,000.00	A	$1,021.44	$3.53	B
Class C:
Actual	$1,000.00	C	$1,005.30	$1.74	D
Hypothetical (5% return before expenses)	$1,000.00	A	$1,005.66	$1.74	B
Institutional Class:
Actual	$1,000.00	A	$1,043.20	$2.29	B
Hypothetical (5% return before expenses)	$1,000.00	A	$1,022.69	$2.27	B

†	On February 1, 2009, Primary Class shares were renamed Class A shares.

A	Beginning account value is as of October 1, 2008.

B

These calculations are based on expenses incurred from October 1, 2008 to March 31, 2009. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 0.70%, 1.17% and 0.45% for the Class A, Class C and Institutional Class shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal period (182) and divided by 365.

C	Beginning account value is as of February 5, 2009 (commencement of operations).

D

This calculation is based on expenses incurred from February 5, 2009 (commencement of operations) to March 31, 2009. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.17% for the Class C shares, multiplied by the average values over the period, multiplied by the number of days in the fiscal period (55) and divided by 365.

8	Annual Report to Shareholders

Legg Mason Maryland Tax-Free Income Trust

Sector Diversification

March 31, 2009

	% of Net Assets	Market Value
Education Revenue	14.6%	$21,950,567
Escrowed	6.3	9,492,500
General Obligation — Local	6.7	10,159,418
General Obligation — School	5.0	7,460,270
General Obligation — State	1.4	2,124,420
Health Care and Hospital Revenue	22.3	33,690,272
Health Care-Services	0.7	1,060,962
Housing Revenue	5.2	7,905,864
Industrial Development	0.8	1,197,193
Lease Revenue	3.2	4,753,499
Port Facilities Revenue	4.1	6,228,480
Pre-Refunded Bonds	6.2	9,343,707
Solid Waste Revenue	2.2	3,374,310
Transportation Revenue	2.3	3,479,850
Water and Sewer Revenue	14.8	22,335,749
Short-Term Investments	2.0	3,100,000
Other Assets less Liabilities	2.2	3,275,758

	100.0%	$150,932,819

Guide to Investment Abbreviations:

AMBAC	AMBAC Indemnity Corporation
AMT	Alternative Minimum Tax
FGIC	Federal Guaranty Insurance Company
FSA	Financial Security Assurance
GO	General Obligation
IDA	Industrial Development Authority
MBIA	Municipal Bond Insurance Association

Annual Report to Shareholders	9

Performance Information

Fund Performance

Average Annual Total ReturnsA
	Without Sales ChargesB
	Class AC	Class C		Institutional Class
Twelve Months Ended 3/31/09	2.46%	N/A		N/A
Five Years Ended 3/31/09	2.86	N/A		N/A
Ten Years Ended 3/31/09	4.03	N/A		N/A
Inception* through 3/31/09	5.38	0.53	%†	1.58	%†

	With Sales ChargesD
	Class AC	Class C		Institutional Class
Twelve Months Ended 3/31/09	–1.92%	N/A		N/A
Five Years Ended 3/31/09	1.98	N/A		N/A
Ten Years Ended 3/31/09	3.58	N/A		N/A
Inception* through 3/31/09	5.13	–0.47	%†	1.58	%†

Cumulative Total ReturnsA
Without Sales ChargesB
Class AC (3/31/99 through 3/31/09)	48.46%
Class C (Inception date of 2/5/09 through 3/31/09)	0.53
Institutional Class (Inception date of 7/30/08 through 3/31/09)	1.58

†	Not Annualized.

A

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

B

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class A lowered its 12b-1 fee and began to charge an initial sales charges on sales made on and after that date.

C	On February 1, 2009, Primary Class shares were renamed Class A shares.

D

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C and Institutional Class shares are May 1, 1991, February 5, 2009 and July 30, 2008, respectively.

10	Annual Report to Shareholders

Performance Information

Legg Mason Maryland Tax-Free Income Trust

The graphs on the following pages compare the Fund’s Class AA and Institutional Class shares total returns to that of the Barclays Capital Municipal Bond IndexB. The graph illustrates the cumulative total return of an initial $10,000 and $1,000,000 investment in Class A and Institutional Class shares, respectively, of the Fund for the periods indicated. The lines for the Fund represents the total return after deducting the maximum initial sales charge of 4.25% at the time of investment for Class A shares and all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses. Due to the limited operating history of Class C, a performance graph is not presented.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the Index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

A	On February 1, 2009, Primary Class shares were renamed Class A shares.

B	Formerly: Lehman Brothers Municipal Bond Index. The name change is a result of Barclays’ purchase of Lehman Brothers in September 2008.

Annual Report to Shareholders	11

Growth of a $10,000 Investment — Class A Shares

Hypothetical illustration of $10,000 invested in Class A shares (formerly, Primary Class shares) on March 31, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	Annual Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class Shares

Hypothetical illustration of $1,000,000 invested in Institutional Class shares on July 30, 2008 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	13

Portfolio of Investments

Legg Mason Maryland Tax-Free Income Trust

March 31, 2009

	Rate	Maturity Date	Par	Value

Municipal Bonds — 95.8%

Maryland — 94.7%
Anne Arundel County, Maryland, GO Bonds, Consolidated General Improvement Bonds, Series 2007	4.500%	3/1/23	$1,000,000	$1,037,030
Baltimore County, Maryland, GO Bonds, Metropolitan District Bonds (70th Issue)	4.250%	9/1/26	1,000,000	973,540
Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives, Series 2006A	5.000%	9/1/20	1,050,000	1,060,962
City of Annapolis, Maryland, Economic Development Revenue and Refunding Revenue Bonds (St. John’s College Facility)
Series 1998	5.500%	10/1/18	240,000	240,002
Series 1998	5.500%	10/1/23	490,000	414,633
Series 2007B	5.000%	10/1/27	1,135,000	831,842
Series B	5.000%	10/1/36	2,465,000	1,657,540
City of Baltimore, Maryland, (Mayor and City Council of Baltimore), Project and Refunding Revenue Bonds (Wastewater Projects)
Series 1994A (FGIC insured)	5.000%	7/1/22	1,910,000	1,970,318
Series 1996A (Pre-refunded 7/1/09)	5.500%	7/1/26	1,000,000	1,012,270	A
City of Baltimore, Maryland, (Mayor and City Council of Baltimore), Project and Refunding Revenue Bonds (Water Projects)
Series 1994A	5.000%	7/1/24	3,800,000	4,234,074
Series 1994A	5.000%	7/1/24	1,890,000	2,047,588
Series 2002A (FGIC insured)	5.125%	7/1/42	1,000,000	988,110
City of Baltimore, Maryland, (Mayor and City Council of Baltimore), Project and Revenue Bonds (Wastewater Projects), Series 2008A (FSA insured)	5.000%	7/1/33	4,000,000	4,017,320

14	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

	Rate	Maturity Date	Par	Value

Maryland — Continued
City of Baltimore, Maryland, Project Revenue Bonds, Series 2007 C (AMBAC insured)	5.000%	7/1/23	$1,000,000	$1,030,580
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds
Series 1999D AMT	5.375%	9/1/24	2,000,000	1,961,920
Series 2001B AMT	5.375%	9/1/22	310,000	310,214
Series 2001H AMT	5.200%	9/1/22	1,790,000	1,777,971
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds, Series 2008	5.375%	9/1/39	1,500,000	1,459,425
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds, Capital Funding Securitization, Series 2008 (FSA insured)	4.400%	7/1/21	1,000,000	1,004,550
Department of Transportation of Maryland, Consolidated Transportation Bonds, Series 2002	5.500%	2/1/15	3,000,000	3,479,850
Frederick County, Maryland, GO Bonds, Public Facilities Refunding Bonds, Series 1998A	5.000%	7/1/15	1,000,000	1,144,910
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds, Series 2004A	5.000%	8/15/19	1,000,000	1,156,750

Annual Report to Shareholders	15

	Rate	Maturity Date	Par	Value

Maryland — Continued
IDA of Prince George’s County, Maryland, Subordinated Lease Revenue Bonds (Upper Marlboro Justice Center Expansion Project), (MBIA insured)
Series 2003B	5.125%	6/30/15	$3,340,000	$3,692,069
Series 2003B	5.000%	6/30/19	1,000,000	1,061,430
Maryland Economic Development Corporation, Economic Development Revenue (Lutheran World Relief Inc. and Immigration and Refugee Service), Series 2007	5.250%	4/1/29	565,000	388,070
Maryland Economic Development Corporation, Student Housing Revenue Bonds (University of Maryland, College Park Project)
Series 2008	5.750%	6/1/33	500,000	359,030
Series 2008	5.800%	6/1/38	1,500,000	1,056,930
Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds (University of Maryland, College Park Project), Series 2001 (AMBAC insured)	5.375%	7/1/16	985,000	1,030,340
Maryland Health and Higher Educational Facilities Authority, Refunding Revenue Bonds, Kennedy Krieger Issue, Series 1997	5.125%	7/1/22	3,000,000	2,449,440
Maryland Health and Higher Educational Facilities Authority, Refunding Revenue Bonds, Maryland Institute College of Art Issue, Series 2007	5.000%	6/1/36	5,000,000	3,562,850
Maryland Health and Higher Educational Facilities Authority, Refunding Revenue Bonds, MedStar Health Issue, Series 2004	5.500%	8/15/25	785,000	719,892

16	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

	Rate	Maturity Date	Par	Value

Maryland — Continued
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System Series 2009A	6.750%	7/1/29	$2,000,000	$2,066,920
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Board of Child Care Issue, Series 2002	5.500%	7/1/18	1,110,000	1,153,945
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Health Systems Issue, Series 2004	5.500%	7/1/39	2,000,000	1,727,380
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital Issue
Series 2002	5.750%	7/1/22	1,000,000	1,000,480
Series 2002	6.000%	7/1/26	2,000,000	1,972,340
Series 2002	5.750%	7/1/27	1,050,000	984,533
Series 2002	5.800%	7/1/32	2,000,000	1,804,360
Series 2002	6.000%	7/1/37	1,000,000	890,900
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, College of Notre Dame of Maryland Issue, Series 1998 (MBIA insured)	5.300%	10/1/18	925,000	1,017,121
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Hebrew Home of Greater Washington Issue, Series 2002	5.800%	1/1/32	2,250,000	2,010,195
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health Issue, Series 1997 (AMBAC insured)	5.125%	7/1/11	2,000,000	2,172,820

Annual Report to Shareholders	17

	Rate	Maturity Date	Par	Value

Maryland — Continued
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Howard County General Hospital Issue, Series 1993	5.500%	7/1/21	$2,825,000	$3,085,606
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Medicine, Howard County General Hospital Acquisition Issue, Series 1998 (MBIA insured)	5.000%	7/1/29	2,000,000	1,732,120
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2004A (Pre-refunded 7/1/14)	5.250%	7/1/18	1,640,000	1,865,500	A
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola College Issue, Series 2006A	5.000%	10/1/40	2,000,000	1,686,900
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art Series 2007	5.000%	6/1/42	800,000	557,184
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue
Series 2006	5.000%	7/1/19	1,000,000	986,530
Series 2006	5.000%	7/1/26	2,435,000	2,127,484
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Refunding, Mercy Ridge Series 2007	4.750%	7/1/34	2,700,000	1,962,090
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Suburban Hospital Issue, Series 2004A	5.500%	7/1/16	500,000	515,315

18	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

	Rate	Maturity Date	Par	Value

Maryland — Continued
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Hospital Issue, Series 1990	0.000%	7/1/19	$4,000,000	$2,366,440	B
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins University Issue, Series 2004A	5.000%	7/1/33	3,000,000	3,016,260
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County Issue, Series 2002	5.500%	7/1/22	250,000	234,798
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue
Series 2000 (Pre-refunded 7/1/10)	6.750%	7/1/30	1,250,000	1,355,087	A
Series 2001 (Pre-refunded 7/1/11)	5.750%	7/1/21	3,000,000	3,279,600	A
Series 2002 (Pre-refunded 7/1/12)	6.000%	7/1/32	1,000,000	1,131,080	A
Maryland Health And Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital Issue
Series 2008	4.000%	1/1/15	1,000,000	886,500
Series 2008	4.750%	1/1/16	1,000,000	898,480
Series 2008	6.000%	1/1/43	1,000,000	789,450
Maryland IDA, Economic Development Revenue Bonds (National Aquarium in Baltimore Facility), Series 2002B	5.000%	11/1/19	500,000	468,025
Maryland IDA, Refunding Revenue Bonds (American Center for Physics Headquarters Facility), Series 2001	5.250%	12/15/15	320,000	341,098

Annual Report to Shareholders	19

	Rate	Maturity Date	Par	Value

Maryland — Continued
Mayor and City Council of Baltimore (City of Baltimore, Maryland), GO Bonds, Consolidated Public Improvement Refunding Bonds, Series 1995A (FGIC insured)	0.000%	10/15/11	$940,000	$807,187	B
Mayor and City Council of Baltimore, Port Facilities Revenue Bonds (Consolidation Coal Sales Company Project)
Series 1984A	6.500%	10/1/11	5,000,000	5,190,400
Series 1984B	6.500%	10/1/11	1,000,000	1,038,080
Montgomery County, Maryland, GO Bonds, Consolidated Public Improvement, Refunding Bonds
Series 1992A	0.000%	7/1/10	3,000,000	2,950,920	B
Series 1999A (Pre-refunded 5/1/09)	5.000%	5/1/18	3,000,000	3,040,770	A
Montgomery County, Maryland, Revenue Bonds, Housing Opportunities Commission Single Family Mortgage, Series 2007D AMT	5.000%	7/1/27	1,535,000	1,391,784
Northeast Maryland Waste Disposal Authority, Solid Waste Refunding Revenue Bonds (Montgomery County Solid Waste Disposal System), Series 2003 AMT (AMBAC insured)	5.500%	4/1/16	3,425,000	3,374,310
Prince George’s County, Maryland, GO Bonds, Consolidated Public Improvement Bonds, (FSA insured)
Series 1999 (Pre-refunded 10/1/09)	5.500%	10/1/13	2,000,000	2,070,080	A
Series 1999 (Pre-refunded 10/1/09)	5.500%	10/1/13	170,000	175,957	A

20	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

	Rate	Maturity Date	Par	Value

Maryland — Continued
Queen Anne’s County, Maryland, Public Facilities Refunding Bonds, Series 2005 (MBIA insured)	5.000%	11/15/16	$500,000	$550,135
State of Maryland, GO Bonds, State and Local Facilities Loan
Series 2000, First Series	5.500%	8/1/10	2,000,000	2,124,420
Series 2001, First Series	5.500%	3/1/15	5,000,000	5,876,450
The Maryland-National Capital Park and Planning Commission, Prince George’s County, Maryland, Park Acquisition and Development GO Bonds, Series 2001Z-2	5.125%	5/1/21	1,310,000	1,362,989
University System of Maryland Auxiliary Facility and Tuition Revenue Bonds, Series 2006A	5.000%	10/1/21	2,500,000	2,705,925
Washington Suburban Sanitary District, Maryland, (Montgomery and Prince George’s Counties), Water Supply Refunding Bonds
Series 1997	5.250%	6/1/16	1,650,000	1,941,027
Series 1997	5.750%	6/1/17	2,000,000	2,432,600
Series 1997	6.000%	6/1/18	2,705,000	3,355,580
Series 1997	6.000%	6/1/19	3,665,000	4,552,626
Westminster, Maryland, Education Facilities Refunding Revenue Bonds, (McDaniel College Inc.)
Series 2006	5.000%	11/1/21	1,000,000	913,350
Series 2006	5.000%	11/1/31	3,500,000	2,900,660

				142,973,241

Puerto Rico — 1.1%
Commonwealth of Puerto Rico, GO Bonds, Public Improvement Bonds, Series 2005A	5.000%	7/1/25	2,000,000	1,583,820

Total Municipal Bonds (Cost — $142,487,402)				144,557,061

Annual Report to Shareholders	21

	Rate	Maturity Date	Par	Value

Variable Rate Demand ObligationsC — 2.0%

Maryland — 2.0%
Baltimore County, Maryland, Economic Development Revenue, (Garrison Forest School Inc. Project), Series 2006	0.350%	4/1/09	$2,000,000	$2,000,000
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr School Series 2005	0.580%	4/1/09	1,100,000	1,100,000

Total Variable Rate Demand Obligations (Cost — $3,100,000)				3,100,000
Total Investments — 97.8% (Cost — $145,587,402)D				147,657,061
Other Assets Less Liabilities — 2.2%				3,275,758

Net Assets — 100.0%				$150,932,819

A

Pre-refunded bond — Bonds are referred to as pre-refunded when the issue has been advance refunded by a subsequent issue. The original issue is usually escrowed with U.S. Treasury securities in an amount sufficient to pay the interest, principal and call premium, if any, to the earliest call date. On that call date, the bond “matures.” The pre-refunded date is used in determining weighted average portfolio maturity.

B	Zero coupon bond — A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

C

The rate shown is the rate as of March 31, 2009, and the maturity shown is the longer of the next interest readjustment date or the date the original principal amount owed can be recovered through demand.

D	At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,879,125
Gross unrealized depreciation	(5,809,466)

Net unrealized appreciation	$2,069,659

See notes to financial statements.

22	Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Maryland Tax-Free Income Trust

March 31, 2009

Assets:
Investment securities at value (cost – $142,487,402)		$144,557,061
Short-term securities at value (cost – $3,100,000)		3,100,000
Cash		873,511
Interest receivable		2,179,162
Receivable for fund shares sold		562,577
Due from manager		41,562
Other assets		1,706

Total assets		151,315,579
Liabilities:
Payable for fund shares repurchased	$270,590
Accrued distribution and service fees	27,040
Income distribution payable	26,403
Accrued expenses	58,727

Total liabilities		382,760

Net Assets		$150,932,819

Net assets consist of:
Accumulated paid-in-capital		$149,556,823
Undistributed net investment income		22,312
Accumulated net realized loss on investments		(715,975)
Unrealized appreciation of investments		2,069,659

Net Assets		$150,932,819

Net Asset Value Per Share:
Class AA (and redemption price) (9,351,324 shares outstanding)		$15.58
Class C* (126,117 shares outstanding)		$15.58
Institutional Class (and redemption price) (211,546 shares outstanding)		$15.58
Maximum Public Offering Price Per Share:
Class AA (based on maximum initial sales charge of 4.25%)		$16.27

A	On February 1, 2009 Primary Class shares were renamed as Class A shares.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year of purchase payment.

See notes to financial statements.

Annual Report to Shareholders	23

Statement of Operations

Legg Mason Maryland Tax-Free Income Trust

For the Year Ended March 31, 2009

Investment Income:
Interest		$7,552,641

Expenses:
Management fees	815,590
Distribution and service fees:
Class A	345,709
Class C	850
Audit and legal fees	63,570
Custodian fees	33,473
Trustees’ fees and expenses	62,248
Registration fees	37,423
Reports to shareholders:
Class A	37,919
Class C	169
Institutional Class	643
Transfer agent and shareholder servicing expense:
Class A	61,407
Class C	209
Institutional Class	1,547
Other expenses	66,793

	1,527,550
Less: Fees waived	(490,547)
Compensating balance credits	(3,724)

Net expenses		1,033,279

Net Investment Income		6,519,362
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(531,010)
Change in unrealized appreciation/(depreciation) of:
Investments	(2,939,284)

Net Realized and Unrealized Loss on Investments		(3,470,294)
Change in Net Assets Resulting From Operations		$3,049,068

See notes to financial statements.

24	Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Maryland Tax-Free Income Trust

	For the Years Ended March 31,
	2009	2008
Change in Net Assets:
Net investment income	$6,519,362	$6,156,234
Net realized loss	(531,010)	(184,965)
Change in unrealized appreciation/ (depreciation)	(2,939,284)	(3,318,666)
Change in net assets resulting from operations	3,049,068	2,652,603
Distributions to shareholders from:
Net investment income:
Class A	(6,485,887)	(6,156,234)
Class C	(4,338)	—
Institutional Class	(29,168)	—
Net realized gain on investments:
Class A	—	(26,781)
Change in net assets from fund share transactions:
Class A	(256,995)	8,363,838
Class C	1,963,721	—
Institutional Class	3,304,168	—
Change in net assets	1,540,569	4,833,426
Net Assets:
Beginning of year	149,392,250	144,558,824
End of year	$150,932,819	$149,392,250
Undistributed net investment income	$22,312	$22,343

See notes to financial statements.

Annual Report to Shareholders	25

Financial Highlights

Legg Mason Maryland Tax-Free Income Trust

For a share of each class of beneficial interest outstanding:

Class AA :

	Years Ended March 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$15.89		$16.28		$16.25		$16.40		$16.77
Investment operations:
Net investment income	.68	B	.67	B	.68	B	.67		.65
Net realized and unrealized gain/(loss)	(.31)		(.39)		.06		(.15)		(.28)
Total from investment operations	.37		.28		.74		.52		.37
Distributions from:
Net investment income	(.68)		(.67)		(.68)		(.67)		(.66)
Net realized gain on investments	—		.00	C	(.03)		.00	C	(.08)
Total distributions	(.68)		(.67)		(.71)		(.67)		(.74)
Net asset value, end of year	$15.58		$15.89		$16.28		$16.25		$16.40
Total return†	2.46%		1.76%		4.64%		3.22%		2.22%
Ratios to Average Net Assets:D
Total expenses	1.03%		.96%		.97%		.97%		.93%
Expenses net of waivers and/or expense reimbursements, if any	.70%		.71%		.70%		.70%		.70%
Expenses net of all reductions	.70%		.70%		.70%		.70%		.70%
Net investment income	4.40%		4.15%		4.16%		4.10%		3.91%
Supplemental Data:
Portfolio turnover rate	7.5%		6.3%		8.9%		4.7%		9.2%
Net assets, end of year (in thousands)	$145,672		$149,392		$144,559		$145,845		$156,066

A	On February 1, 2009, Primary Class shares were renamed Class A shares.

B	Computed using average daily shares outstanding.

C	Amount less than $.01 per share.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

†	Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See notes to financial statements.

26	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

For a share of each class of beneficial interest outstanding:

Class C :

	Period Ended March 31,
	2009A
Net asset value, beginning of period	$15.59
Investment operations:
Net investment income	.07	B
Net realized and unrealized gain	.01
Total from investment operations	.08
Distributions from:
Net investment income	(.09)
Total distributions	(.09)
Net asset value, end of period	$15.58
Total return	.53	%C
Ratios to Average Net Assets:D,E
Total expenses	1.99%
Expenses net of waivers and/or expense reimbursements, if any	1.18%
Expenses net of all reductions	1.17%
Net investment income	3.51%
Supplemental Data:
Portfolio turnover rate	7.5%
Net assets, end of period (in thousands)	$1,965

A	For the period February 5, 2009 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.

See notes to financial statements.

Annual Report to Shareholders	27

For a share of each class of beneficial interest outstanding:

Institutional Class:

	Period Ended March 31,
	2009A
Net asset value, beginning of period	$15.83
Investment operations:
Net investment income	.47	B
Net realized and unrealized loss	(.24)
Total from investment operations	.23
Distributions from:
Net investment income	(.48)
Total distributions	(.48)
Net asset value, end of period	$15.58
Total return	1.58	%C
Ratios to Average Net Assets:D,E
Total expenses	1.22%
Expenses net of waivers and/or expense reimbursements, if any	.45%
Expenses net of all reductions	.45%
Net investment income	4.72%
Supplemental Data:
Portfolio turnover rate	7.5%
Net assets, end of period (in thousands)	$3,296

A	For the period July 30, 2008 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.

See notes to financial statements.

28	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Maryland Tax-Free Income Trust

1.  Organization and Significant Accounting Policies:

Legg Mason Tax-Free Income Fund (“Trust”), consisting of the Legg Mason Maryland Tax-Free Income Trust (“Maryland Tax-Free”) (“Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund is non-diversified.

The Fund consists of four classes of shares: Class A (formerly known as Primary Class), Class C, Institutional Class and Financial Intermediary Class (currently not active).

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Trustees. Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees.

Annual Report to Shareholders	29

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	March 31, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$147,657,061	—	$147,657,061	—

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2009, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales
$25,682,358	$10,592,455

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly. When available, net capital gain distributions are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary, in order to comply with Federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

30	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

Credit and Market Risk

The Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than would a fund not following that practice. The Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state’s general obligations. The value of the Fund’s shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute to shareholders substantially all of its income and net realized gains on investments, if any, yearly. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Annual Report to Shareholders	31

Reclassifications:

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, were as follows:

	2009	2008
Distributions paid from:
Tax-Exempt Income	$6,454,435	$6,129,286
Ordinary Income	64,958	26,981
Net Long-term Capital Gains	—	26,748

Total Taxable Distributions	$64,958	$53,729

Total Distributions Paid	$6,519,393	$6,183,015

Accumulated Earnings on a Tax Basis:

As of March 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$57,517
Capital loss carryforward*	(715,975)
Other book/tax temporary differences	(35,205	)A
Unrealized appreciation/(depreciation)	2,069,659

Total accumulated earnings/(losses) — net	$1,375,996

*	The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
03/31/2016	$(112,575)
03/31/2017	(603,400)

$(715,975)

These amounts will be available to offset any future taxable capital gains.

A	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

32	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

Tax Cost of Investments:

As of March 31, 2009, the aggregate cost of investments for federal income tax purposes was $145,587,402.

3.  Transactions With Affiliates:

The Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to the agreement, LMFA provides the Fund with investment management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMFA has voluntarily agreed to waive its fees in any month to the extent the Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of each class of the Fund’s average daily net assets shown in the table below. These waivers may be terminated at any time. The following chart summarizes the management fees and expense limitations for the Fund:

			Year Ended March 31, 2009
Fund	Advisory Fee	Expense Limitation	Management Fees Waived
Maryland Tax-Free
Class AA	0.55%	0.70%	$421,887
Class CB	0.55%	1.25%	$775
Institutional ClassC	0.55%	0.45%	$2,824

A	On February 1, 2009, Primary Class shares were renamed as Class A shares.

B	For the period February 5, 2009 (commencement of operations) to March 31, 2009.

C	For the period July 30, 2008 (commencement of operations) to March 31, 2009.

Legg Mason Investment Counsel, LLC (“LMIC”) serves as investment adviser to the Fund pursuant to a sub-advisory agreement with LMFA. LMFA (not the Fund) pays LMIC a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Annual Report to Shareholders	33

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Fund. LMIS receives an annual distribution fee and an annual service fee, based on the Fund’s Class A and Class C average daily net assets, computed daily and payable monthly as follows:

Fund	Distribution Fees	Service Fees
Class AA,B		0.15%
Class C	0.45%	0.25%

A	On February 1, 2009, Primary Class shares were renamed Class A shares.

B	Prior to February 1, 2009 Class A shares paid a 12b-1 fee of 0.25% of its average net assets.

LMFA, LMIC and LMIS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

There is a maximum initial sales charge of 4.25% for Class A shares. In addition, on February 1, 2009 Class C shares began charging a contingent deferred sales charge (“CDSC”) of 1.00%, on shares bought by investors on and after that date, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC to certain redemptions made within 12 months following purchase of $1,000,000 or more without an initial sales charge.

For the year ended March 31, 2009, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2009, there were no CDSCs paid to LMIS and its affiliates.

Under a Deferred Compensation Plan (the “Plan”), trustees may elect to defer receipt of all or a specified portion of their compensation. A participating trustee may select one or more funds in which his or her deferred trustee’s fees will be invested. Deferred fees remain invested in certain funds until distributed in accordance with the Plan.

4.  Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2009.

34	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Maryland Tax-Free Income Trust — Continued

5.  Fund Share Transactions:

At March 31, 2009, there were unlimited shares authorized at $0.001 par value for the Fund. Share transactions for the Fund were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class AA
Shares sold	1,863,617	$28,855,036	1,646,528	$26,501,372
Shares issued on reinvestment	431,972	6,683,580	280,578	4,506,397
Shares repurchased	(2,345,840)	(35,795,611)	(1,407,628)	(22,643,931)

Net Increase (Decrease)	(50,251)	$(256,995)	519,478	$8,363,838

Class CB
Shares sold	126,699	$1,972,745	—	—
Shares issued on reinvestment	270	4,212	—	—
Shares repurchased	(852)	(13,236)	—	—

Net Increase	126,117	$1,963,721	—	—

Institutional Class C
Shares sold	211,466	$3,303,003	—	—
Shares issued on reinvestment	238	3,614	—	—
Shares repurchased	(158)	(2,449)	—	—

Net Increase	211,546	$3,304,168	—	—

A	On February 1, 2009, Primary Class shares were renamed as Class A shares.

B	For the period February 5, 2009 (commencement of operations) to March 31, 2009.

C	For the period July 30, 2008 (commencement of operations) to March 31, 2009.

6.  Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the

Annual Report to Shareholders	35

adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

36	Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Legg Mason Tax-Free Income Fund and Shareholders of Maryland Tax-Free Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Maryland Tax-Free Income Trust (comprising Legg Mason Tax-Free Income Fund, the “Fund”) at March 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 19, 2009

Annual Report to Shareholders	37

Important Tax Information (Unaudited)

98.92% and 99.27% of the net investment income distributions paid monthly by the Fund from April 2008 through December 2008 and from January 2009 through March 2009, respectively, qualify as a tax-exempt interest dividends for Federal income tax purposes.

The following information is applicable to non-U.S. resident shareholders:

All of the ordinary income distributions paid monthly by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

38	Annual Report to Shareholders

Trustees and Officers

The table below provides information about each of the Trust’s trustees and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each trustee and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Principal Occupation(s) During the Past Five Years
INDEPENDENT TRUSTEESB :
Hearn, Ruby P. (1940) Trustee	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Trustee	Since 1990	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979- 1997).
Masters, Robin J.W. (1955) Trustee	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, WA Fixed Income Funds plc., and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Trustee	Since 1990	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993- 2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Annual Report to Shareholders	39

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Trustee	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Trustee	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Rowan, S. Ford (1943) Trustee	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984- 2007).
Tarola, Robert M. (1950) Trustee	Since 2004	14	Director of Teletech Holdings, Inc.	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Formerly: Senior Vice President and Chief Financial of W. R. Grace & Co. (specialty chemicals and materials) (1999- 2008) and of MedStar Health, Inc. (hospitals and healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

40	Annual Report to Shareholders

Trustees and Officers — Continued

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Principal Occupation(s) During the Past Five Years
INTERESTED TRUSTEESC :
Fetting, Mark R. (1954) Chairman and Trustee	Trustee since 2002 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.
Odenath, David (1957) President and Trustee	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (2002-2008); Executive Vice President (2003-2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003-2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003-2008) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since 1999-2003) of Prudential; formerly Senior Vice President (1993-1999) of PaineWebber Group, Inc.

Annual Report to Shareholders	41

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS :
Gerken, R. Jay (1951) Vice President	Since 2009	N/A	N/A	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).
Ozsolak, Kaprel (1965) Chief Financial Officer and Treasurer	Since 2009	N/A	N/A	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)
Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2009	N/A	N/A	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	N/A	N/A	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Funds and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

42	Annual Report to Shareholders

ADDITIONAL INFORMATION ABOUT THE TRUST’S TRUSTEES
AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
CALLING 1-800-822-5544 OR ON THE
SECURITIES AND EXCHANGE COMMISSION
WEBSITE (http://www.sec.gov).

A

Officers of the Trust are elected annually to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Trustees Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their current employment with the Trust’s investment advisor or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason Inc., the parent holding company of these entities as well as their ownership of Legg Mason Inc. stock.

Annual Report to Shareholders	43

Board Consideration of Legg Mason Maryland Tax-Free Income Trust’s Investment Advisory and Management Agreement and Sub-Advisory Agreement

At its November 2008 meeting, the Board of Trustees (the “Board”), including all of the Independent Trustees, approved the continuation of the Investment Advisory and Management Agreement between Legg Mason Fund Adviser, Inc. (the “Manager”) and Legg Mason Tax-Free Income Fund on behalf of Legg Mason Maryland Tax-Free Income Trust (“Maryland Tax-Free”), and the Sub-Advisory Agreement between the Manager and Legg Mason Investment Counsel, LLC (the “Sub-Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of Maryland Tax-Free and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Maryland Tax-Free. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of Maryland Tax-Free and its shareholders.

Prior to the Board action, the Independent Trustees met as a committee, together with experienced 1940 Act counsel, to consider their recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Maryland Tax-Free requested certain information from the Manager and the Sub-Adviser on behalf of the Independent Trustees, and in response, the Manager and the Sub-Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Trustees and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Trustees met in executive session in October 2008, at which time they reviewed and analyzed materials relating to each Agreement. The Independent Trustees also retained independent consultants to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Maryland Tax-Free or others make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Sub-Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Sub-Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Sub-Adviser’s investment process. In assessing

44	Annual Report to Shareholders

Board Consideration of Legg Mason Maryland Tax-Free Income Trust’s Investment Advisory and Management Agreement and Sub-Advisory Agreement — Continued

performance, the Board compared Maryland Tax-Free’s returns to the average of an appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board noted Maryland Tax-Free’s performance record and the measures that the Manager and the Sub-Adviser were taking in an effort to maintain attractive long-term performance for Maryland Tax-Free. The Board considered whether a reduction in assets under management in the Legg Mason organization would adversely affect the resources available to the Manager and the Sub-Adviser. The Board also considered the level of service provided by the Manager to Maryland Tax-Free, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Sub-Adviser’s procedures for executing portfolio transactions for Maryland Tax-Free. The Board also reviewed the Sub-Adviser’s policies and procedures for the selection of brokers and dealers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Sub-Adviser in providing services to Maryland Tax-Free and profitability for the Manager and its affiliates from their overall association with Maryland Tax-Free. The Board reviewed information about the advisory fee schedule and overall expense ratio of Maryland Tax-Free and comparable fee schedules and expense ratios of a peer group of funds. Although Maryland Tax-Free has not grown to a size where any potential economies of scale might become apparent, the Board satisfied itself that the fees paid by Maryland Tax-Free at its current asset level are appropriate and noted that the Manager has voluntarily waived fees for Maryland Tax-Free. Finally, the Board considered other benefits accruing to the Manager, the Sub-Adviser and their affiliates by virtue of their relationship to Maryland Tax-Free.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of Maryland Tax-Free.

Fund Information

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Sub-Adviser

Legg Mason Investment Counsel, LLC

Baltimore, MD

Board of Trustees

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert I. Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Batterymarch U.S. Small Capitalization
Equity Portfolio

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds For A and C Shareholders P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmason.com/individualinvestors	Legg Mason Funds For R, FI and I Class Shareholders P.O. Box 55214 Boston, MA 02205-8504 888-425-6432 www.leggmason.com/individualinvestors

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-030-SR09-806/A (05/09)

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Tax-Free Income Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

• Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•        Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•        Compliance with applicable governmental laws, rules and regulations;

•        Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•        Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees PricewaterhouseCoopers LLP Fiscal Year Ended March 31, 2008 – $23,750 Fiscal Year Ended March 31, 2009 – $33,770

(b)

Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)

Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2008 – $2,400

Fiscal Year Ended March 31, 2009 – $2,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)

All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)

The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)

The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP Fiscal Year Ended March 31, 2008 – $1,249,000 Fiscal Year Ended March 31, 2009 – $589,500

(h)

The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

	(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

	(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Tax-Free Income Fund

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Tax-Free Income Fund

Date: June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Tax-Free Income Fund

Date: June 4, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer and Treasurer, Legg Mason Tax-Free Income Fund

Date: June 4, 2009